                                                                      EXHIBIT 10

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
                            DATED AS OF MAY 6, 1994
                                      AND
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 20, 1993


        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT DATED AS OF MAY 6, 1994 AND FOURTH AMENDMENT TO CREDIT AGREEMENT DATED AS OF SEPTEMBER 20, 1993 (this "Amendment") is made and dated as of April 10, 1996 among Community Psychiatric Centers, a Nevada corporation ("CPC"), Transitional Hospitals Corporation, a Delaware corporation ("THC") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") and amends (a) that certain Credit Agreement dated as of May 6, 1994, as amended by a First Amendment to Credit Agreement dated as of December 14, 1994, a Second Amendment to Credit Agreement dated as of February 28, 1995, a Third Amendment to Credit Agreement dated as of June 7, 1995 and a Fourth Amendment to Credit Agreement and Waiver dated as of February 26, 1996 and (b) that certain Credit Agreement dated as of September 20, 1993, among CPC, THC and Bank, as amended by a First Amendment to Credit Agreement dated as of May 6, 1994, and a Second Amendment to Credit Agreement dated as of June 7,
1995 (such Agreements, as amended or modified from time to time, collectively, the "Agreements").

                                   RECITALS
                                   --------

        The Company has requested, and the Bank has agreed, on the terms and conditions set forth herein, to amend the Agreements.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Terms. All terms used herein shall have the same meanings as in the Agreements unless otherwise defined herein. All references to the Agreements shall mean the Agreements as hereby amended.

        2. Amendment to Agreements. The parties agree to amend the Agreements as follows:

        2.1 The definition of "EBITDA" in Section 1.01 of the Agreements is amended by inserting the following before the proviso at the end thereof:

        ", plus (f) Permitted Settlement and Impairment Costs incurred during such period;"

        2.2 The following new definition is inserted in Section 1.01 of the Agreements as follows:

              "`Permitted Settlement and Impairment Costs' means costs incurred in settling certain securities class action lawsuits and impairment losses incurred by the Company because of its adoption of FASB 121, in an aggregate amount not exceeding $92,006,000 through the fiscal period ending November 30, 1995, plus an additional $10,000,000 in the aggregate for any impairment losses incurred by the Company because of its adoption of FASB 121 and restructuring charges incurred at any time thereafter."

        2.3 Sections 7.14, 7.15 and 7.16 of the Agreements are amended and restated in their entirety as follows:

              "7.14 Net Funded Debt to EBITDA Ratio. The Company shall not permit its Net Funded Debt to EBITDA Ratio to be more than the applicable maximum amount set forth opposite such period below:

              "Each Consecutive 12-Month            Maximum
                     Period Ending                   Ratio
              --------------------------            -------
                   February 1996                   2.10 to 1
                      May 1996                     2.10 to 1
                     August 1996                   2.00 to 1
                    November 1996                  1.50 to 1
             February 1997 and thereafter          0.90 to 1

              "7.15 EBITDA to Consolidated Net Interest Expense Ratio. The Company shall not permit its EBITDA to Consolidated Net Interest Expense Ratio to be less than the applicable minimum amount set forth opposite such period below:

              "Each Consecutive 12-Month            Minimum
                     Period Ending                   Ratio
              --------------------------            -------
                   February 1996                    8.00 to 1
                      May 1996                      5.90 to 1
                     August 1996                    5.50 to 1
                    November 1996                   7.00 to 1
             February 1997 and thereafter          10.00 to 1

              "7.16 Tangible Net Worth. The Company shall not permit (as of the end of any fiscal quarter) its Tangible Net Worth to be less than 100% of the Tangible Net Worth as of November 30, 1995 less $15,000,000 plus 75% of the Company's net income (not to be reduced by losses) earned in each fiscal quarter plus 75% of the Net Issuance Proceeds since the date hereof."

        3. Representations and Warranties. The Company represents and warrants to Bank that, on and as of the date hereof, and after giving effect to this
Amendment:

        3.1 Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company and this Amendment has been duly executed and delivered by the Company.

        3.2 Binding Obligation. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        3.3 No Legal Obstacle to Agreements. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or
(c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company by this Amendment, or the transactions contemplated hereby.

        3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Agreements are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

        3.5 Default. No Default or Event of Default under the Agreements has occurred and is continuing.

        4. Conditions, Effectiveness. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Bank in form and substance satisfactory to the Bank:

        4.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Amendment, authorizing the amendments herein provided for and the execution, delivery and performance of this Amendment.

        4.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of the Company.

        4.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Bank may reasonably request in connection with this Amendment and the compliance with the conditions set forth herein.

        5.  Miscellaneous.

        5.1 Effectiveness of the Agreements and the Loan Documents. Except as hereby expressly amended, the Agreements and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

        5.2 Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Agreements, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Bank thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Bank to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreements, constitute a waiver of any other default of the same or of any other term or provision.

        5.3 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company and the Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Bank.

        5.4 Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                                        COMMUNITY PSYCHIATRIC CENTERS

                                        By: /s/ Wendy L. Simpson
                                           ------------------------------------
                                        Name: Wendy L. Simpson
                                             ----------------------------------
                                        Title: Chief Financial Officer
                                              ---------------------------------

                                        TRANSITIONAL HOSPITALS CORPORATION

                                        By: /s/ Wendy L. Simpson
                                           ------------------------------------
                                        Name: Wendy L. Simpson
                                             ----------------------------------
                                        Title: Chief Financial Officer
                                              ---------------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By:        /s/ Wyatt Ritchie
                                           -------------------------------------
                                                       Wyatt Ritchie
                                                       Vice President

                             CONSENT OF GUARANTORS
                             ---------------------

The undersigned Guarantors hereby acknowledge that they have reviewed and consent to the foregoing Fifth Amendment to Credit Agreement dated as of May 6, 1994 and Third Amendment to Credit Agreement dated as of September 20, 1993, among Community Psychiatric Centers ("CPC"), Transitional Hospitals Corporation ("THC") and Bank of America National Trust and Savings Association ("Bank"), amending (a) that certain Credit Agreement dated as of May 6, 1994, among CPC, THC and Bank, as amended, and (b) that certain Credit Agreement dated as of September 20, 1993, among CPC, THC and Bank, as amended, and hereby reaffirm that their respective General Continuing General Guaranties, continue in full force and effect on and as of the date hereof.

Dated: April 10, 1996


                                    EACH OF THE GUARANTORS LISTED ON ANNEX A
                                    TO EACH OF THE GUARANTIES, WHICH ARE
                                    INCORPORATED BY REFERENCE HEREIN BY THIS
                                    REFERENCE

                                    By: /s/ Richard Conte
                                       -------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          ----------------------------------


                                    By: /s/ Wendy L. Simpson
                                       -------------------------------------
                                    Title: Chief Financial Officer
                                          ----------------------------------


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